May 18, 2000



Mr. Floyd Koegler
Chief Financial Officer
Tapistron International, Inc.

P.O. Box 1067
Ringgold, GA  30736-1067

Dear Mr. Koegler:

This is to confirm that the client-auditor relationship between Tapistron International, Inc. (Commission File Number 0-20309) and Dudley, Hopton-Jones, Sims & Freeman, PLLP has ceased.

Sincerely,


/s/ Dudley, Hopton-Jones, Sims & Freeman PLLP
-----------------------------------------------
    Dudley, Hopton-Jones, Sims & Freeman PLLP



CHS/jl

VIA MAIL AND FAX

Copy:   Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission